Infosmart Group Limited

Condensed Consolidated Financial Statements
For the six months ended June 30, 2006 and 2005
(Stated in US Dollars)

INFOSMART GROUP LIMITED
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005

Report of independent registered public accounting firm

To the Board of Directors and Stockholders of
Infosmart Group Limited

We have reviewed the accompanying condensed consolidated balance sheet of Infosmart Group Limited as of June 30, 2006, and the related condensed consolidated statements of operations for the three and six months ended June 30, 2006 and 2005, and the statements of cash flows for the six months ended June 30, 2006 and 2005. These financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of condensed interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards in the United States, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying condensed interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF

PKF
Certified Public Accountants
Hong Kong

August 23, 2006

INFOSMART GROUP LIMITED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

	Three months ended		Six months ended
	June 30,		June 30,
	2006	2005	2006	2005

Total sales	$6,330,486	$8,648,450	$12,562,004	$14,489,359

Cost of sales	(4,436,765)	(6,373,868)	(9,077,139)	(10,469,875)

Gross profit	1,893,721	2,274,582	3,484,865	4,019,484

Administrative expenses	(336,784)	(225,443)	(610,325)	(320,881)

Depreciation	(62,947)	(51,232)	(121,084)	(100,655)

Selling and distributing costs	(150,426)	(30,724)	(198,713)	(116,179)

Income from operations	1,343,564	1,967,183	2,554,743	3,481,769

Reversal of commission payable	-	716,575	-	716,575

Other income - note 5	119,725	69,069	171,250	200,562

Interest expenses	(127,335)	(162,445)	(275,486)	(230,075)

Income before income taxes	1,335,954	2,590,382	2,450,507	4,168,831

Income taxes - note 6	(242,048)	(454,299)	(437,095)	(729,545)

Net income	$1,093,906	$2,136,083	$2,013,412	$3,439,286

Earning per share - basic and dilutive	$1,093,906	$106	$2,013,412	$170

Weighted average shares outstanding
- basic and dilutive	1	20,200	1	20,200

See the accompanying notes to condensed consolidated financial statements

INFOSMART GROUP LIMITED
CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2006 AND DECEMBER 31, 2005
(Stated in US Dollars)

	As of
	June 30,	December 31,
	2006	2005
	(Unaudited)	(Audited)

ASSETS
Current assets
Cash and cash equivalents	$188,219	$154,368
Restricted cash - note 12(b)	266,411	263,085
Trade receivables (net of allowance for doubtful accounts of $Nil in 2006 and 2005)	5,776,975	3,252,678
Prepaid expenses and other receivables - note 8	2,074,297	1,478,343
Inventories, net - note 9	1,115,094	1,427,790

Total current assets	9,420,996	6,576,264
Deferred tax assets	-	45,724
Plant and equipment, net - note 10	18,751,977	18,298,753

TOTAL ASSETS	$28,172,973	$24,920,741

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current liabilities
Trade payables	$2,790,117	$1,800,984
Other payables and accrued liabilities - note 11	974,600	1,102,953
Bank borrowings - note 12	4,658,594	4,461,840
Current obligations under capital leases	-	52,692
Current portion of other loans	1,991,971	1,996,614

Total current liabilities	10,415,282	9,415,083
Other loans	1,746,061	1,750,131
Advance from a related party	2,098,903	2,217,054
Deferred tax liabilities	2,882,047	2,497,054

TOTAL LIABILITIES	17,142,293	15,879,322

COMMITMENTS AND CONTINGENCIES - note 15

STOCKHOLDERS’ EQUITY
Common stock: par value $1 per share
Authorized 50,000 shares; issued and outstanding 1 share	1	1
Additional paid-in-capital	619,877	619,877
Accumulated other comprehensive income	7,507	31,658
Retained earnings	10,403,295	8,389,883

TOTAL STOCKHOLDERS’ EQUITY	11,030,680	9,041,419

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$28,172,973	$24,920,741

See the accompanying notes to condensed consolidated financial statements

INFOSMART GROUP LIMITED
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

	Six months ended
	June 30,
	2006	2005

Cash flows from operating activities
Net income	2,013,412	3,439,286
Adjustments to reconcile net income to net cash flows
provided by operating activities:
Depreciation	889,343	761,059
Income taxes	437,095	729,545
Changes in operating assets and liabilities:
Trade receivables	(2,535,796)	(2,112,989)
Prepaid expenses and other receivables	(600,322)	(1,274,526)
Inventories	309,856	756,643
Trade payables	994,865	(1,297,272)
Other payables and accrued liabilities	(125,983)	22,366

Net cash flows provided by operating activities	1,382,470	1,024,112

Cash flows from investing activities
Acquisition of plant and equipment	(1,385,893)	(226,643)

Net cash flows used in investing activities	(1,385,893)	(226,643)

Cash flows from financing activities
Proceeds from new bank loans	618,720	1,908,062
Repayment of bank loans	(372,741)	(248,561)
Repayment of other loans	-	(111,510)
Increase in restricted cash	(3,944)	(180)
(Decrease) increase in bank overdrafts	(38,527)	190,498
Advance from a related party	515,600	-
Repayment to a related party	(628,771)	(282,711)
Repayment of obligations under capital leases	(52,651)	(1,741,497)

Net cash flows provided by (used in) financing activities	37,686	(285,899)

Effect of foreign currency translation on cash and cash equivalents	(412)	1,668

Net increase in cash and cash equivalents	33,851	513,238

Cash and cash equivalents, beginning of period	154,368	95,226

Cash and cash equivalents, end of period	188,219	608,464

Supplemental disclosures for cash flow information:
Cash paid for:
Interest	$275,486	$162,445
Income taxes	-	-

See the accompanying notes to condensed consolidated financial statements

INFOSMART GROUP LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

1. Basis of presentation

The accompanying condensed consolidated financial statements of the Company and its subsidiaries have been prepared in accordance with generally accepted accounting principles in the United States of America for interim consolidated financial information. Accordingly, they do not include all the information and notes necessary for comprehensive consolidated financial statements.

In the opinion of the management of the Company, all adjustments, which are of a normal recurring nature, necessary for a fair statement of the results for the three-month periods have been made. Results for the interim period presented are not necessarily indicative of the results that might be expected for the entire fiscal year. These condensed financial statements should be read in conjunction with the consolidated financial statements and the notes for the year ended December 31, 2005.

In connection with the Reorganization on October 20, 2005, the Company acquired all of the outstanding and issued shares of common stock of its subsidiaries from their then existing stockholders (the “Stockholders”) in consideration for the issuance of 1 share of $1 each of the Company’s voting common stock, representing 100% of the voting power in the Company. Finally, at the direction of the Stockholders, all of the Company’s stock were assigned to Prime Fortune Enterprises Limited (“Prime”).

2. Descriptions of business

Infosmart Group Limited was incorporated in the British Virgin Islands on August 23, 2005. The Company was organized principally to manufacture recordable Digital Video Disc (“DVD-R”), an optical digital disc used for storing data and interactive sequences as well as audio and video files, under the two cooperation agreements as detailed in the consolidated financial statements for the year ended December 31, 2005. The Company intends to go public in the US through a reverse acquisition of a US publicly traded company (Note 16).

The key raw materials for the production of the Company’s products are PC resin and silver granule. PC resin is mainly used in the molding of DVD discs. Silver granule is mainly used in coating the DVD discs.

The Company’s main suppliers are located in Hong Kong while the Company’s customers are located in both Hong Kong and overseas including Australia, Europe and South America. The Company’s major customers include distributors and retail traders.

INFOSMART GROUP LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

3. Continuance of operations

These financial statements have been prepared on a going concern basis. Due to the fact that the Company is engaged in a capital intensive industry, the Company’s working capital (deficit) as of June 30, 2006 was $(994,286). Its ability to continue as a going concern is dependent upon the ability of the Company to meet its obligations and repay its liabilities arising from normal business operations when they come due. The Company plans to satisfy its capital needs through revenue generated from its business and financing transactions through the sale of equity or debt securities.

4. Summary of significant accounting policies

Principles of consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant inter-company balances and transactions are eliminated in consolidation.

Use of estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, deferred income taxes and the estimation on useful lives of property, plant and equipment. Actual results could differ from those estimates.

Revenue recognition

Revenue from sales of the Company’s products is recognized when the significant risks and rewards of ownership have been transferred to the buyer at the time of delivery and the sales price is fixed or determinable and collection is reasonably assured.

Basic and diluted earnings per share

The Company reports basic earnings per share in accordance with SFAS No. 128, “Earnings Per Share”. Basic earnings per share is computed using the weighted average number of shares outstanding during the periods presented. The weighted average number of shares of the Company represents the common stock outstanding during the period. The calculation of the weighted average number of shares outstanding for 2005 is based on the number of outstanding shares of the subsidiaries of the Company up to June 30, 2005 before the Reorganization.

Accounts receivables

The Company extends unsecured credit to customers in the normal course of business and believes all trade receivables in excess of the allowances for doubtful receivables to be fully collectible. Full allowances for doubtful receivables are made when the receivables are overdue for 1 year and an allowance is also made when there is objective evidence that the Company will not be able to collect all amounts due according to original terms of receivables. Bad debts are written off when identified. The Company does not accrue interest on trade accounts receivable.

INFOSMART GROUP LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

4. Summary of significant accounting policies (Cont’d)

Inventories

Inventories are valued at the lower of cost or market with cost determined on a first-in, first-out basis. In assessing the ultimate realization of inventories, the management makes judgments as to future demand requirements compared to current or committed inventory levels. The Company’s reserve requirements generally increase as the management projected demand requirements; decrease due to market conditions, product life cycle changes.

Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use. Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized.

Depreciation of plant and equipment is provided using the straight-line method over their estimated useful lives. The principal annual rates are as follows:

Production line and equipment	10% with 30% residual value
Leasehold improvement and others	20%

Construction in progress represents factory under construction, which is stated at cost less any impairment losses, and is not depreciated. Cost comprises the direct costs of construction. Construction in progress is reclassified to the appropriate category of fixed assets when completed and ready for use.

Impairment of long-live assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. The Company recognizes impairment of long-lived assets in the event that the net book values of such assets exceed the future undiscounted cashflows attributable to such assets. No impairment of long-lived assets was recognized for any of the periods presented.

Recent accounting pronouncements

In February 2006, the Financial Accounting Standards Board issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments, which amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS No. 155”), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155 simplifies the accounting for certain derivatives embedded in other financial instruments by allowing them to be accounted for as a whole if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies and amends certain other provisions of SFAS No. 133 and SFAS No. 140. SFAS No. 155 is effective for all financial instruments acquired, issued or subject to a remeasurement event occurring in fiscal years beginning after September 15, 2006. Earlier adoption is permitted, provided the Company has not yet issued financial statements, including for interim periods, for that fiscal year.

INFOSMART GROUP LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

4. Summary of significant accounting policies (Cont’d)

In July 2006, the FASB issued FIN 48 “Accounting for Uncertainty in Income Taxes.” This interpretation requires that we recognize in our financial statements, the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the beginning of our 2007 fiscal year, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings.

We are currently evaluating the impact of adopting SFAS No. 155 and FIN 48 on our financial statements.

5. Other income

	Three months ended		Six months ended
	June 30,		June 30,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Interest income	$3,792	$1,040	$6,107	$1,591
Scrap sales and other income	115,933	68,029	165,143	198,971

	$119,725	$69,069	$171,250	$200,562

6. Income taxes

Income taxes are calculated at estimated annual effective tax rate of 17.5% on the income before income taxes of the Company.

The components of the provision for income taxes in Hong Kong are:

	Three months ended		Six months ended
	June 30,		June 30,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Current taxes	$-	$-	$-	$-
Deferred taxes	242,048	454,299	437,095	729,545

	$242,048	$454,299	$437,095	$729,545

INFOSMART GROUP LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

6. Income taxes (Cont’d)

Deferred tax (assets) liabilities as of June 30, 2006 and December 31, 2005 are composed of the following:

	As of
	June 30,	December 31,
	2006	2005
	(Unaudited)	(Audited)
Deferred tax assets
Operating losses available for future periods	$-	$(573,653)

Deferred tax liabilities
Temporary difference on accelerated tax
depreciation on plant and equipment	2,882,047	3,024,983

Deferred tax liabilities, net	$2,882,047	$2,451,330

Recognized in the balance sheet:
Net deferred tax assets	$-	$(45,724)
Net deferred tax liabilities	2,882,047	2,497,054

	$2,882,047	$2,451,330

7. Comprehensive income

	Three months ended		Six months ended
	June 30,		June 30,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Net income	$1,093,906	$2,136,083	$2,013,412	$3,439,286
Foreign currency translation
adjustments	(17,142)	32,809	(24,151)	15,134

Total comprehensive income	$1,076,764	$2,168,892	$1,989,261	$3,454,420

8. Prepaid expenses and other receivables

	As of
	June 30,	December 31,
	2006	2005
	(Unaudited)	(Audited)

Prepaid professional fees for listing	$28,932	$28,896
Rental and utility deposits	37,656	49,014
Advance to Mega Century	-	24,882
Advances to a party of cooperation agreement (the “Third Party”)	2,007,709	1,227,738
Other receivables for advancement	-	147,813

	$2,074,297	$1,478,343

The advances to the Third Party are interest-free and unsecured and have no fixed terms of repayment.

INFOSMART GROUP LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

9. Inventories

	As of
	June 30,	December 31,
	2006	2005
	(Unaudited)	(Audited)
Raw materials	$250,755	$272,124
Finished goods	864,339	1,155,666

	$1,115,094	$1,427,790

10. Plant and equipment

	As of
	June 30,	December 31,
	2006	2005
	(Unaudited)	(Audited)
Costs
Production lines and equipment	$22,054,278	$21,895,934
Leasehold improvements	1,084,491	954,794
Furniture, fixtures and office equipment	117,738	116,078
Motor vehicles	54,796	54,924

	23,311,303	23,021,730

Accumulated depreciation
Production lines and equipment	5,056,212	4,299,143
Leasehold improvements	465,976	363,144
Furniture, fixtures and office equipment	54,023	42,382
Motor vehicles	23,745	18,308

	5,599,956	4,722,977

Net
Production lines and equipment	16,998,066	17,596,791
Leasehold improvements	618,515	591,650
Furniture, fixtures and office equipment	63,715	73,696
Motor vehicles	31,051	36,616

	17,711,347	18,298,753
Construction in progress, at cost	1,040,630	-

Property, plant and equipment, net	$18,751,977	$18,298,753

INFOSMART GROUP LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

10. Plant and equipment (Cont’d)

An analysis of production lines and equipment acquired under capital leases and pledged to banks for banking facilities (note 12(a)) granted to the Company is as follows:

	Acquired under		Pledged for
	capital leases		banking facilities
	As of		As of
	June 30,	December 31,	June 30,	December 31,
	2006	2005	2006	2005
	(Unaudited)	(Audited)	(Unaudited)	(Audited)
Costs	-	$1,677,000	$4,800,510	$4,192,500
Accumulated depreciation	-	(289,283))	(889,542)	(723,206))

Net	-	$1,387,717	$3,910,968	$3,469,294

	Acquired under		Pledged for
	capital leases		banking facilities
	Six months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Depreciation for the period	$-	$358,073	$168,279	$159,000

The components of depreciation charged are:

	Three months ended		Six months ended
	June 30,		June 30,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Included in factory overheads
Production lines and equipment	$384,630	$360,723	$768,259	$660,404

Included in operating expenses
Leasehold improvements	54,309	43,347	103,838	84,909
Furniture, fixtures and office equipment	5,894	5,152	11,758	10,284
Motor vehicles	2,744	2,733	5,488	5,462

	62,947	51,232	121,084	100,655

	$447,577	$411,955	$889,343	$761,059

INFOSMART GROUP LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

11. Other payables and accrued liabilities

	As of
	June 30,	December 31,
	2006	2005
	(Unaudited)	(Audited)
Customers deposits	$196,632	$201,655
Accrued professional fee	64,350	317,340
Staff costs payable	-	173,047
Other loans interest payable	125,484	66,132
Other accrued expenses for operations	588,134	344,779

	$974,600	$1,102,953

12. Bank borrowings
	As of
	June 30,	December 31,
	2006	2005
Secured:	(Unaudited)	(Audited)
Bank overdrafts repayable on demand	$219,954	$256,140
Repayable within one year
Non-recurring bank loans	2,323,860	794,066
Other bank borrowings	2,114,780	1,747,847

	4,658,594	2,798,053

Unsecured:
Bank overdrafts repayable on demand	-	2,883
Repayable within one year
Other bank borrowings	-	1,660,904

	-	1,663,787

	$4,658,594	$4,461,840

As of June 30, 2006, the above banking borrowings were secured by the following:

(a) first fixed legal charge over 6 DVD-R discs production lines with carrying amounts of $3,910,968 (note 10);

(b) charge over bank deposit of $266,411;

(c) charged over trade receivables amounted to $1,518,061; and

(d) joint and several guarantees executed by two beneficial shareholders of the Company, one of their spouse, a director of the Company’s subsidiary and the Third Party.

INFOSMART GROUP LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

13. Pension plans

The Company participates in a defined contribution pension scheme under the Mandatory Provident Fund Schemes Ordinance (“MPF Scheme”) for all its eligible employees in Hong Kong.

The MPF Scheme is available to all employees aged 18 to 64 with at least 60 days of service in employment in Hong Kong. Contributions are made by the Company operating in Hong Kong at 5% of the participants’ relevant income with a ceiling of $2,580 (equivalent of HK$20,000). The participants are entitled to 100% of the Company’s contributions together with accrued returns irrespective of their length of service with the Company, but the benefits are required by law to be preserved until the retirement age of 65. The only obligation of the Company with respect to MPF Scheme is to make the required contributions under the plan.

The assets of the schemes are controlled by trustees and held separately from those of the Company. The Company fully complied the contribution requirement and total pension cost was $40,312 and $29,892 for the six months ended June 30, 2006 and 2005 respectively.

INFOSMART GROUP LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

14. Segment Information

The Company is engaged in the manufacture and distribution of DVD discs. The nature of the products, their production processes, the type of their customers and their distribution methods are substantially similar. In case the demands temporarily exceed the Company’s production capacity, the shortage on production of DVD discs is outsourced. Information for the activities of self-production and outsourcing is disclosed under FAS 131, “Disclosures about Segments of an Enterprise and Related Information” as below:

	Self-production		Outsourcing		Total
	Six months ended June 30,		Six months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenue from external customers	$12,562,004	$12,307,027	$-	$2,182,332	$12,562,004	$14,489,359

Segment profit	$2,450,507	$3,240,892	$-	$927,939	$2,450,507	$4,168,831

	Self-production		Outsourcing		Total
	Three months ended March 31,		Three months ended March 31,		Three months ended March 31,
	2006	2005	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenue from external customers	$6,330,486	$7,790,164	$-	$858,286	$6,330,486	$8,648,450

Segment profit	$1,335,954	$2,068,627	$-	$521,755	$1,335,954	$2,590,382

	Self-production		Outsourcing		Total
	As of		As of		As of
	June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
	2006	2005	2006	2005	2006	2005
	(Unaudited)	(Audited)	(Unaudited)	(Audited)	(Unaudited)	(Audited)

Segment assets	$26,165,264	$22,498,034	$-	$1,194,969	$26,165,264	$23,693,003

Revenues from three customers, of which contributed 10% or more of the Company’s net sales, represents $6,489,835 and (2005: one customer of $11,837,295) of the Company’s consolidated revenues for the six months ended June 30, 2006 respectively.

INFOSMART GROUP LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

14. Segment Information (Cont’d)

A reconciliation is provided for unallocated amounts relating to corporate operations which is not included in the segment information.

	As of
	June 30,	December 31
	2006	2005
	(Unaudited)	(Audited)
Assets

Total assets for reportable segments	$26,165,264	$23,693,003
Advance to the Third Party	2,007,709	1,227,738

	$28,172,973	$24,920,741

Other than the construction in progress (note 10) is located in Brazil, all of the Company’s long-lived assets are located in Hong Kong. Geographic information about the revenues, which are classified based on location of the customers, is set out as follows:

	Three months ended		Six months ended
	June 30,		June 30,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Australia	$1,483,890	$143,571	$1,901,817	$879,294
Brazil	183,026	-	2,069,562	-
Chile	231,371	-	324,673	-
Czech Republic	207,718	-	413,879	97,560
Hong Kong	1,802,701	899,311	2,298,362	1,492,613
United Kingdom	933,507	7,456,800	3,795,614	11,837,294
United States	870,613	-	962,204	12,749
Panama	-	-	197,885	-
Other countries	617,660	148,768	598,008	169,849

Total	$6,330,486	$8,648,450	$12,562,004	$14,489,359

INFOSMART GROUP LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

15. Commitments and contingences

For the development of market in Brazil, the Company entered into an agreement on March 20, 2006 with two independent third parties for setting up a subsidiary, Discobrás Indústria E Comércio De Eletro Eletrônica Ltda (“Discobrás”), in Brazil. Discobrás has a social capital of $8,046,281 (equivalent to R$17,385,600) and 99.42% or $8,000,000 (equivalent to R$17,285,600) (“Investment Cost”) of which will be subscribed by the Company. The capital contribution to Discobrás is satisfied by certain production lines of $6,000,000 (equivalent to R$12,964,200) and cash consideration of $2,000,000 (equivalent to R$4,321,400).

The Investment Cost is required to be contributed by the Company within one year.

In conjunction with the Investment Cost, on March 26, 2006 the Company had contracted an engineer in Hong Kong to set up the foundation for the factory in Brazil with contract sum of approximately $2,721,000. As of June 30, 2006, $707,850 was paid.

16. Events after balance sheet date

On July 7, 2006, Cyber Merchants Exchange, Inc. ("Cyber"), a California corporation with its common stock quoted for trading on the Over-the-Counter Bulletin Board in the United States entered into an Exchange Agreement (“Exchange Agreement”) with KI Equity Partners II, LLC, a Delaware limited liability company that owns the majority of the outstanding shares of common stock of Cyber (“KI Equity”), Prime Fortune Enterprises Limited, an international business company incorporated in the British Virgin Islands ("Prime"), and each of the equity owners of Prime (the “Prime Shareholders”). Under the terms of the Exchange Agreement, Cyber will, at closing of the exchange transaction, acquire all of the outstanding capital stock and ownership interests of Prime from the Prime Shareholders in exchange for Cyber issuing 1,000,000 shares of Series A Convertible Preferred Stock, no par value per share, of Cyber, which shall be convertible into 116,721,360 shares of Cyber’s common stock.

In August 2006, both the Company’s board of directors and Prime’s board of directors approved and adopted resolutions in connection with the re-structuring certain shareholdings of the Infosmart Group (the “Re-structuring”). Prior to the Re-structuring, the sole asset of Prime was its investment in the Company’s common stock (that being the one (1) issued and outstanding share of $1.00 each of the Company’s common stock), which was 100% of the Company’s issued capital stock. In connection with the Re-structuring, on August 11 2006, the board of directors of Prime unanimously approved the transfer of the one issued share of the Company’s common stock owned by Prime to Kwok Chung (“Andy Kwok”), one of the Prime Shareholders, in exchange for a cash payment by Andy Kwok to Prime of USD$1.00. Prime transferred the one (1) share of Infosmart stock to Andy Kwok and received payment for such share from Andy Kwok on August 11, 2006.

On August 11, 2006 and simultaneous with the transfer by Prime of its sole asset to Andy Kwok, the Company’s board of directors approved the issuance of 999 new shares of the Company’s common stock (“New Infosmart Shares”)to the Prime Shareholders on a pro-rata basis such that they have same proportional equity interests in the Company as they currently hold in Prime. As consideration for the New Infosmart Shares issued by the Company, on August 11, 2006, the Prime Shareholders paid the Company $1.00 for each share of Infosmart stock issued to the Prime Shareholders, or a total aggregate cash payment of $999 for the New Infosmart Shares. Thereafter, the Prime Shareholders became the direct equity owners of 100% of the Company’s issued and outstanding common stock.

INFOSMART GROUP LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)
(Stated in US Dollars)

16. Events after balance sheet date (Cont’d)

Following the Re-structuring, Cyber entered into an Amendment to the Exchange Agreement with KI Equity, the Company, each of equity owners of the Company (the “Company’s Shareholders”), Prime, and the Prime Shareholders whereby Cyber will, at closing of the exchange transaction, acquire all of the outstanding capital stock and ownership interests of the Company (instead of the outstanding capital stock of Prime) from the Company’s Shareholders, and the Company’s Shareholders (instead of the Prime Shareholders) will transfer and contribute all of their equity interests in the Company to Cyber. In exchange, Cyber will issue to the Company’s Shareholders 1,000,000 shares of Series A Convertible Preferred Stock, no par value per share, of Cyber, which shall be convertible into 116,721,360 shares of Cyber’s common stock (the “Exchange Transaction”). Thereafter the Company will become a wholly owned subsidiary of Cyber and the Company’s Shareholders will become the majority stockholders of Cyber. This Exchange Transaction constitutes a reverse acquisition transaction.

The consummation of the Exchange Transaction is contingent on a minimum of $7,000,000 (or such lesser amount as mutually agreed to by the Company and the placement agent) being subscribed for by certain accredited and institutional investors for the purchase of shares of Series B Convertible Preferred Stock of Cyber promptly after the closing of the Exchange Transaction under terms and conditions approved by Cyber’s board of directors immediately following the Exchange Transaction (the “Financing”). Cyber’s Series B Convertible Preferred Stock (“Series B Preferred Stock”) is sold at a price $7.00 per share. Each share of Series B Convertible Preferred Stock will be convertible into shares of Cyber’s common stock. The Series B Convertible Preferred Stock is cumulative, non-participating and carries dividends at 8% per annum payable quarterly in cash in US Dollars. It will be convertible into shares of Cyber’s common stock at the election of the holder at conversion price equal to $0.261 per share (“Conversion Price”).

The outstanding and unconverted Series B Convertible Preferred Stock shall be converted into shares of the Cyber’s common stock at the Conversion Price then in effect by delivering to the holders an Automatic Conversion Notice upon the happening of all of the following events: (i) for each of the twenty (20) consecutive Trading Days immediately preceding the date of delivery of the Automatic Conversion Notice, the daily Closing Price of the Common Stock shall be equal to at least two hundred fifty percent (250%) of the Conversion Price in effect as of the date immediately preceding the date of the Automatic Conversion Notice; and (ii) the daily trading volume of the Common Stock for each of the Trading Days during such twenty (20) Trading day period shall be at least 500,000 shares; provided, however, no such conversion is permitted unless at the time of the delivery of the Automatic Conversion Notice and on the Automatic Conversion Date, (A) Cyber is in compliance with all of its obligations under this Certificate of Determination and the Transaction Documents, (B) during each of the Trading Days in such twenty (20) day period, the Registration Statement has been effective and has not been suspended by the SEC, (C) as of the Conversion Date, the Registration Statement is effective and has not been suspended by the SEC and no event has occurred which will likely result in the Registration Statement being declared ineffective or suspended by the SEC, and (D) no Triggering Event (as described under “Redemption Rights” in this Form 8-K) has occurred and is continuing.

Any outstanding of Series B Convertible Preferred Stock not yet converted will be converted automatically two years from the date of the issuance of such stock at the then effective conversion price.

The closing of the Financing is contingent on the closing of the Exchange Transaction, and the Exchange is contingent on the closing of the Financing.